FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 17, 2004

                              CH Energy Group, Inc.
             (Exact name of registrant as specified in its charter)

  NEW YORK                        0-30512                       14-1804460
 ----------------------   -----------------------             -----------------
 State or other           (Commission File Number)              (IRS Employer
 jurisdiction of                                                Identification
 incorporation)                                                 Number)

     284 South Avenue, Poughkeepsie, New York                   12601-4879
    (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (845) 452-2000

                                       N/A
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d).  Election of Directors.


     1.Election of Director. On December 17, 2004, CH Energy Group, Inc. ("Energy Group") voted to increase the size of its Board to nine members and issued a press release announcing that Energy Group's Board of Directors has elected Margarita K. Dilley to serve on its Board of Directors, effective immediately. The Board of Directors also appointed Ms. Dilley to serve on Energy Group's Audit Committee. Ms. Dilley will serve as a Director without a class designation until the next Annual Meeting of Shareholders. There is no arrangement or understanding pursuant to which Ms. Dilley was selected as a director, and there are no related party transactions between Energy Group and Ms. Dilley. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.


Item 9.01.   Financial Statements and Exhibits.

       (c)     Exhibits

       99         CH Energy Group, Inc. Press Release dated December 17, 2004.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CH ENERGY GROUP, INC.
                                                 (Registrant)



                                             By: /s/ Donna S. Doyle
                                             ----------------------------------
                                             DONNA S. DOYLE
                                             Vice President - Accounting and
                                             Controller

Dated:  December 17, 2004

                                  Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation                     Exhibit Description

     99       Press Release of CH Energy Group, Inc., issued December 17, 2004.*


*filed herewith